                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   August 22, 2000
                                                       -------------------

                                CROWN PAPER CO.
                                ---------------
             (Exact name of registrant as specified in its charter)


          Virginia                       33-93494                54-1752385
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

       4445 Lake Forest Drive, Cincinnati OH                        45242
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     (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code    (513) 769-7555
                                                         ------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         See exhibit 99.1 for copy of news release.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits
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

        Exhibit No.                             Description
     -----------------     ----------------------------------------------------
           99.1            The Company announces the idling of the Parchment,
                           Michigan facility.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CROWN PAPER CO.


August 23, 2000                                   /s/ Kent A. Bates
                                         ---------------------------------------
                                                      Kent A. Bates
                                         Vice President and Corporate Controller